Scout SM
Balanced
Fund


A no-load mutual
fund investing in both equities and fixed income obligations with emphasis on both long-term growth of capital and high current income.standards.


Quarterly Report
March 31, 1998



TO THE SHAREHOLDERS

Scout Balanced Fund rose to $11.22 per share from $10.62 per share, earning investors a total return of 5.65% for the quarter ended March 31, 1998. The Fund seeks both long-term capital growth and high current income by investing in both equities and fixed-income obligations.

The capital markets continued their unprecedented advance during the first quarter of 1998. The Standard & Poor's 500 Index had a total return of 13.95%; the Russell 2000 index of small capitalization stocks returned 10.06%; and the Lehman Brothers Government/Corporate Intermediate Index of fixed-income securities returned 1.56% as interest rates declined. This was particularly seen at the short end of the yield curve with the 3-month U.S. Treasury bill dropping to 5.13% from 5.34%.

The Fund's allocation to stocks has never exceeded 40%, although the typical balanced fund has been more than 60% invested in the stock market over the past 21/4 years. Our underweight position in stocks is based on the belief that stock prices in general are overpriced compared to underlying market fundamentals. By most measures, the stock market is more expensive now than at any time in its history.

At historic market lows, stocks traded at less than one time the book value of the company, and the median level is two times book value. Today, the Standard & Poor's 500 companies are trading at six times book value. At such price levels, these companies must grow profits at more than 15% per year for at least 13 years to justify what we consider a reasonable return on invested capital. Profits already have grown at more than twice the rate of sales growth for more than 15 years, fueled largely by cost cutting and stock buybacks. These companies now must increase the rate of sales growth or see a decline in profit growth. Given these and other factors, we believe a prudent allocation decision keeps us away from being fully invested in stocks at this time and fits with our long-term strategy that seeks to control risk.

During the quarter, the Fund eliminated its position in May Department Stores common stock, reduced positions in Brinker International and Bob Evans Farms, and added to its position in Murphy Oil Corp. The Fund also initiated new positions in the common shares of Halliburton Company and Schlumberger Ltd., two oil service firms whose share prices have declined recently with the drastic drop in oil prices. These companies should continue to prosper if oil exploration and production companies continue to expend capital at current levels.

We welcome new shareholders to Scout Balanced Fund and appreciate your continued support. Please feel free to call with questions or comments.

Chart - Hypothetical Growth of $10,000

Chart - Comparative Rates of Return

                                3 Mos.          1 1/4 Years
  Scout Balanced Fund           5.65%           12.87%
  Lipper Balanced Fund Index    7.90%           23.01%

  Scout Balanced Fund's average annual compound returns for 1 year and the life of the fund for periods ended March 31, 1998, are 16.2% and 9.8%, respectively. Inception-December 6, 1995. Performance data contained in this report are for past periods only. Past performance is not predictive of future performance. Investment return and share value will flucuate, and redemption value may be more or less than the original cost. *Unmanaged index of stocks, bonds, or mutual funds (there are no direct investments or fees in these indicies).

Chart - Fund Diversification

  Bonds & Notes         51.03%
  Cash Equivalents      10.86%
  Consumer Staples       8.51%
  Capital Goods          0.94%
  Technology             3.60%
  Energy                 3.77%
  Consumer Cyclical      6.79%
  Basic Materials        7.15%
  Utilities              7.35%

Chart - Top 10 Equity Holdings
                                            Market      Percent
                                        Value (000's)   of Total
  Unicom Corp                                 $   158   1.74%
  Basset Furniture Industries, Inc.               153   1.69%
  Amax Gold, Inc.                                 153   1.69%
  Cyprus Amax Minerals Co.                        133   1.47%
  Brush Wellman, Inc.                             128   1.41%
  O'Sullivan Industries, Inc.                     128   1.41%
  B.I., Inc.                                      126   1.39%
  Dominion Resources, Inc. V.A.                   126   1.39%
  Florida Progress Corp.                          125   1.38%
  Myland Laboratories, Inc.                       115   1.27%
  Top 10 Equity Holdings Total:               $ 1,345  14.84%

  NOTE: All market values based on 3/31/98 statement of assets.


Sincerely,
/s/Christopher P. Bloomstran
Christopher P. Bloomstran, CFA
UMB Investment Advisors



FINANCIAL STATEMENTS
Statement of Net Assets
March 31, 1998 (unaudited)

                                                                Market
        Shares  Company                                         Value

COMMON STOCKS - 38.11%
BASIC MATERIALS - 7.15%
       50,000   Amax Gold, Inc.                          $      153,125
        4,500   Brush Wellman, Inc.                             128,250
	8,000	Cyprus Amax Minerals Co.   			133,000
           92   Deltic Timber Corp.                               2,754
        5,000   Huntco, Inc. Cl. A                               71,875
        3,500   Newmont Mining Corp.                            106,969
        1,500   Worthington Industries, Inc.                     27,188
                                                                623,161
CAPITAL GOODS - 0.94%
        7,000   Calgon Carbon Corp.                              81,812

CONSUMER CYCLICAL - 6.79%
       12,000   B. I., Inc.                                     126,000
        5,000   Bassett Furniture Industries, Inc.              153,437
        2,500   Dillards, Inc.                                   92,344
        1,500   Fila Holdings SPA Sponsored ADR                  35,156
        2,000   Limited, Inc.                                    57,375
       10,000   O'Sullivan Industries, Inc.                     127,500
                                                                591,812
CONSUMER STAPLES - 8.51%
        3,150   Archer-Daniels-Midland Co.                       69,103
        4,000   Bob Evans Farms, Inc.                            84,750
        3,000   Brinker International                            65,625
        1,500   Fuji Photo Film Unsponsored ADR                  55,125
          750   Hitachi LTD Sponsored ADR                        55,125
        4,000   Lance, Inc.                                      91,000
	5,000 	Mylan Laboratories, Inc.  			115,000
        4,000   Rubbermaid, Inc.                                114,000
        5,000   VICORP Restaurants, Inc.                         91,875
                                                                741,603
ENERGY - 3.77%
        1,200   Halliburton Co.                                  60,225
        1,000   Kerr McGee Corp.                                 69,563
        1,000   Murphy Oil Corp.                                 50,125
        1,000   Phillips Petroleum Co.                           49,937
          500   Schlumberger LTD                                 37,875
        1,600   USX-Marathon Group                               60,200
                                                                327,925
TECHNOLOGY - 3.60%
	3,000 	Alcatel Alsthom Sponsored ADR  			114,000
       12,000   Exabyte Corp.                                   103,500
        9,000   Novell, Inc.                                     96,469
                                                                313,969
UTILITIES - 7.35%
        3,000   Dominion Resources, Inc., V.A.                  126,000
        2,000   Entergy Corp.                                    59,500
	3,000 	Florida Progress Corp.   			125,062
        4,150   Niagara Mohawk Power Corp.                       53,950
        2,000   Tele Danmark AS                                  91,250
        4,500   Unicom Corp.                                    157,500
          500   U. S. West Communication Group                   27,375
                                                                640,637
TOTAL COMMON STOCKS - 38.11%                                  3,320,919

        Face                                                    Market
        Amount  Description                                     Value

SHORT-TERM CORPORATE NOTES - 5.72%
$     100,000   Abbott Laboratories,
                5.47%, due April 22, 1998                $       99,666
      100,000   Bell Atlantic Network Funding,
                5.51%, due April 21, 1998                        99,679
      100,000   Coca-Cola Co.,
                5.48%, due April 24 1998                         99,635
      100,000   Deere & Co.,
                5.53%, due April 8, 1998                         99,877
      100,000   Disney Walt Co.,
                5.46%, due April 15, 1998                        99,772
TOTAL SHORT-TERM CORPORATE NOTES - 5.72%  			498,629

GOVERNMENT SPONSORED ENTERPRISES - 39.51%
      100,000   Federal Farm Credit Banks,
                5.20%, due January 25, 1999                      99,641
      100,000   Federal Home Loan Banks,
                6.055%, due April 17, 1998                      100,016
      150,000   Federal Home Loan Banks,
                5.035%, due January 19, 1999                    149,296
      100,000   Federal Home Loan Banks,
                5.86%, due April 2, 1999                        100,125
      100,000   Federal Home Loan Banks,
                5.50%, due January 10, 2001                      99,234
      150,000   Federal Home Loan Banks,
                6.75%, due April 5, 2004                        156,212
      100,000   Federal Home Loan Mortgage Corporation,
                5.96%, due October 20, 2000                     100,469
      150,000   Federal Home Loan Mortgage Corporation,
                6.745%, due August 1, 2001                      154,125
      150,000   Federal Home Loan Mortgage Corporation,
                Debentures,
                6.99%, due July 5, 2006                         159,258
      100,000   Federal National Mortgage Association,
                5.43%, due April 29, 1998                        99,563
      200,000   Federal National Mortgage Association,
                6.23%, due September 25, 1998                   200,594
      100,000   Federal National Mortgage Association,
                5.55%, due March 12, 1999                        99,906
       50,106   Federal National Mortgage Association,
                7.00%, due October 1, 1999                       50,486
      250,000   Federal National Mortgage Association,
                5.83%, due December 10, 1999                    250,352
      250,000   Federal National Mortgage Association,
                6.09%, due July 11, 2000                        251,718
      150,000   Federal National Mortgage Association,
                6.29%, due October 4, 2000                      151,518
       67,317   Federal National Mortgage Association,
                6.00%, due April 1, 2001                         67,197
      150,000   Federal National Mortgage Association,
                7.05%, due November 12, 2002                    157,171
       57,049   Federal National Mortgage Association,
                7.00%, due February 1, 2003                      57,866
      150,000   Federal National Mortgage Association,
                6.71%, due May 21, 2003                         155,484
      150,000   Federal National Mortgage Association,
                6.72%, due August 1, 2005                       156,281
      200,000   Federal National Mortgage Association,
                6.14%, due November 25, 2005                    201,656
      169,777   Government National Mortgage Association,
                7.00%, due September 15, 2010                   173,458
      100,000   Tennessee Valley Authority,
                5.95%, due September 15, 1998                   100,250
      150,000   Tennessee Valley Authority,
                6.00%, due November 1, 2000                     150,516
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 39.51%               3,442,392

U.S. GOVERNMENT SECURITIES - 11.52%
$     250,000   U.S. Treasury Notes,
                5.625%, due November 30, 1998            $      250,195
      250,000   U.S. Treasury Notes,
                5.875%, due November 15, 1999                   251,015
      250,000   U.S. Treasury Notes,
                5.75%, due October 31, 2000                     250,742
      250,000   U.S. Treasury Notes,
                5.875%, due November 30, 2001                   251,680
TOTAL U.S. GOVERNMENT SECURITIES - 11.52%                     1,003,632

REPURCHASE AGREEMENT - 4.08%
      355,000   Northern Trust Co., 5.88%, due April 1, 1998
                (Collateralized by U.S. Treasury Notes,
                6.25%, due April 30, 2001)                      355,000

TOTAL INVESTMENTS - 98.94%                               $    8,620,572

Other assets less liabilities - 1.06%                            92,419

TOTAL NET ASSETS - 100.00%
	(equivalent to $11.19 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        778,983 shares outstanding)                      $    8,712,991



ADR - American Depository Receipt

BASIS OF DETERMINING MARKET VALUE. Each investment is valued at the latest sales price on March 31, 1998, as reported by the principal exchange on which the issue is listed. If no sale is reported, or if unlisted, the average of the latest bid and asked price is used.



This report has been prepared for the information of the Shareholders of Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



Board of Directors
and Officers

Board of Directors
  Larry D. Armel
  William E. Hoffman, D.D.S.
  Eric T. Jager
  Stephen F. Rose
  Stuart Wien

Officers
  Larry D. Armel, President
  P. Bradley Adams, Vice President & Treasurer
  Michael A. Brummel, Vice President
  Martin A. Cramer, Vice President & Secretary
  John G. Dyer, Vice President
  Constance E. Martin, Vice President

Investment Counsel
  UMB Bank, n.a., Kansas City, Missouri

Auditors
  Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
  Stradley, Ronon, Stevens & Young,
  Philadelphia, Pennsylvania
  John G. Dyer, Kansas City, Missouri

Custodian
  UMB Bank, n.a., Kansas City, Missouri

Jones & Babson Mutual Funds
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com


JB28A                                   5/98